The SIAF APRAS Model:
A Paradigm Shift
in 21st Century Aquaculture

The Zhongshan MegaFarm Project

by

Anthony C. Ostrowski, Ph.D.
Chief Scientific Officer, SIAF

www.sinoagrofood.com

Sino Agro Food

SIAF Overview

Company History: USA, Nevada incorporated, 1974; China, corporate HQ, Guangzhou, since 2007

Business Model: Vertically integrated primary producer, processor, and distributor of natural & sustainably produced protein and plant foods, animal feeds, and value-added processing. Scalable, modular facilities and "Farm-to-Plate" brand objectives.

Strategy: Maximize economic efficiency in value chain; quoted on OTCQX, USA & Merkur Market Oslo/Bors, Stockholm/Sweden. Seek higher tier listings in both countries.

Divisions: Fishery (aquaculture); Beef Cattle; Organic Fertilizer, Enzymes & Feed; Corporate

Technologies: A-Power recirculating aquaculture system (APRAS), enzyme enhancing, feed manufacturing, aromatic cattle feed formula

Target Markets: Chinese rising middle class > ¥ 60,000 RMB ($ 9,000) income/year; currently 60% of urban population with increasing demands for quality protein foods.

Competitive Edge: Focus on niche products & markets; experienced Board & Executive Management teams; vertically integrated plan; sustainable production practices; year-round indoor aquaculture; ability to develop co-ops, joint ventures; ability to work well with Chinese government authorities.

Why Seafood?

Status of World Fisheries & Aquaculture


Aquaculture Is Expanding to Meet World Fish Demand
Aquaculture
(% of world seafood production)
65%
45%
10%
Aquaculture production will need to double by 70MMT
Aquaculture
Wild (capture) fisheries
Million tons
0
20
40
60
80
100
120
140
160
180
200
220
240
1950
1960
1970
1980
1990
2000
2010
2020
2030
2040
2050

Source: Historical data 1950–2010: FAO. 2014. "FishStatJ." Rome: FAO. Projections 2011–2050: Calculated at WRI, assumes 10 percent reduction in wild fish catch between 2010 and 2050, and linear growth of aquaculture production at an additional 2 million tons per year between 2010 and 2050.

See www.wri.org/publication/improving-aquaculture for full paper.

WORLD RESOURCES INSTITUTE

Sino Agro Food

Why Aquaculture?
Seafood as a Protein Producer

Comparison of Feed Conversion Rate (FCR) between species

FCR = dry feed fed/wet weight gain

Cattle[1]	6-8:1
Swine[1]	3.5:1
Chickens[1]	2:1
Salmon[2]	1.15-1.35:1
Aquaculture[3]	0.5:1
Wild fish[4]	4:1






[1] *Shike. 2013. Beef cattle efficiency. U. Illinois*

[2] *Borjkli. 2002. Protein and energy account in salmon, chicken, pig and lamb. Norway*

[3] *www.iffo.net/downloads/100.pdf*

[4] http://www.fortunefishco.net/cmsimple/downloads/The_Ecological_Efficiencies_of_Farmed_Fish%20FINAL%20-%20Submission-ready.pdf

Why China?
Growth of Chinese Middle Class



Middle-class consumers are poised to lead the Chinese consumption brigade
% of total households
60
50
40
30
20
10
0
1996
2006
2016 (P)
2026 (P)
55.0
42.5
37.5
19.6
25.3
2.1
10.1
1
7.1
3.4
3.5
0.3
50% rise in 10 years
~25 MMT more high value seafood needed
~13 MMT total more seafood needed*
Urban
Rural
Total

*1 household = 3 people

Source: 'Understanding China's Middle-Class', Kheehong Song &Allison Cui, chinabusinessreview.com, January-February 2009

Sino Agro Food

*World Bank.2013.Fish to 2030.

MegaFarm Overview

- **Description:** APRAS indoor aquaculture with aquaponic fruit & vegetable, aquatic feed, & value-added plant production
- **Location:** Strategic prime agricultural land in Zhongshan, Guangdong Province
- **Land Area:** 3,700 mu (600 acres)
- **Strategy:** Sustainable production practices; green, holistic facility management with wetland & bird sanctuary
- **Prawn yield*:** Phase I (10,000 MT); Phase II (50,000 MT); Phase III (80,000 MT); + other target aquatic species in APRAS

  *minimum operational target at end of each construction phase
- **Tech Owner:** 11th generation APT, licensed by Capital Award, Inc. (a wholly owned subsidiary)







MegaFarm Competitive Advantage

- **APRAS Technology**
  - Increased survival
    - Pathogen exclusion, stable environment
  - Increased efficiency
    - Increased density, feed efficiency
  - Greater yield
    - Phased & partial harvest strategy
- **Low Cost of Production**
  - Guangzhou Consumer Price Index = 43.5 vs. NYC, USA
  - Small APRAS footprint
  - Large-scale/modular design
- **Focus on Live Seafood**
  - Higher price vs. fresh/frozen seafood
  - Pearl River delta is world's largest live seafood market
    - 120,000,000 population
    - 35.1 kg per capita seafood consumption since 2010 (FAO, 2014)
      - Rest of world = 15.4 kg per capita
- **Sustainable Production**
  - Biologically, environmentally, socially responsible
    - Genetic conservation, water reuse, waste abatement, chemical & pollution free, good labor practices
  - Third party process certification
  - Product traceability

SIAF = 21st Century Aquaculture

THE PARADIGM SHIFT

World Aquaculture Production Methods

RAS represents only 0.04%[1] of world 66.6 MMT[2] seafood production


22.5%
(15 MMT)
9.9%
(6MMT)
67.5%
(45 MMT)
(6 MMT)
0.04%1
(0.025 MMT)
Inland & Ponds
Racks (oysters)
Net Pens/Cages
RAS

[1]Data from Ecoplan International Inc. 2008. Global assessment of closed system aquaculture.79p.

[2]Data from FAO, 2014. Status of World Fisheries. www.FAO.org/3/a-i3720e.pdf

Advantages of RAS

- Low water consumption
  - Recirculation (<5% loss/d)
- Minimal land use
  - Higher densities (50 vs. 15 kg/m^3 for salmon net pen)
- Better hygiene and disease management
  - Eliminates "excludable" diseases & controlled environment reduces stress on animals
- Reduces environmental effects
  - Controlled waste management & nutrient cycling
- Prevents biological effects
  - No escapees
- Reduces visual effects
  - Minimal land use
- Reduces carbon footprint
  - Can locate farm close to markets


Indoor RAS


Ponds


Net Pens

So Why Not RAS Everywhere?

Revenue, Income and Financial Ratios During Third Year of Operation – Salmon Net Pen vs. Salmon RAS*

Sino Agro Food

	Net Pen	RAS
Revenue		
Sales	$10,478,750	$10,478,750
Cost of goods sold		
Fixed costs		
Mortality insurance	$141,228	$141,625
Maintenance	$300,043	$188,524
Waste disposal	N/A	$125,000
Others	$13,060	$245,081
Production-based costs		
Energy	$70,109	$508,214
Smolts	$969,865	$951,565
Others	$118,816	-
Feed costs	$4,065,039	$3,952,294
Labour	$672,330	$1,123,200
Total	$6,350,490	$7,235,504
Gross profit	**$4,128,260** (39% vs. 31%)	**$3,243,246**
General expenses		
Depreciation	$675,561	$1,160,444
Admin costs	$525,000	$525,000
Operating income	**$2,927,700** (28% vs. 15%)	**$1,557,802**
Other expenses		
Loan interest	$218,239	$987,297
Line of credit interest	$68,315	$189,039
Income	**$2,641,147** (25% vs. <4%)	**$381,467**
Capital investment	$5,000,716	$22,622,885
Private investment (as capital)	$1,700,243	$7,691,781
Private investment (as working capital)	$3,341,109	$1,911,846
Total equity	$5,041,352	$9,603,627
ROE	**52%**	**4%**
ROI	**53%**	**2%**

Balanced operational costs
Trade-off of lower FCR, but higher energy/labor costs of RAS

High capital infrastructure costs and high depreciation

*Boulet et al., 2010. DFO. Canada.61 p.

The APRAS Paradigm Advantage

Sino Agro Food

References: [1]Boulet et al., 2010 [2]Timmons et al., 2006 [3]Watanabe et. al., 2002 [4]Swedbank, 2015(10K MT) [5]SIAF	Net Pen A. Salmon[1] (*S. salar*)	RAS A. Salmon[1] (*S. salar*)	RAS Tilapia[2] (*O. niloticus*)	APRAS Prawn (*M. rosenbergii*)
Culture space (m^2)	9,000 (1,250 MT/yr)	13,928 (1,250 MT/yr)	8,150 (1,000 MT/yr)	15,000 (6,500+ MT/yr)
Capital Costs (Capex) (USD/MT)	$2,000	$9,049	$1,830	$6,000[4] - $7,000[5]
Footprint density ($MT/m^3/yr$)	0.11[2] -0.14[1] (15 kg/m^3)	0.12 (50 kg/m^3)	0.12 (50+ kg/m^3)	**0.43** (<50 kg/m^3)
FOB Sales Price (USD/kg)	$5.05 (fresh)	$5.05 (fresh)	$6.60[3] **(live)**	**$15.00** **(live)**
Production Costs (USD/kg)	$3.06 (61% of FOB)	$3.48 (69% of FOB)	$1.23[2] -$2.47[3] (18-37% of FOB)	$5.20 **(37% of FOB)**
Income/Year/Capex (USD)	$1,321	$42	$2,253 -$2,934*	**$8,775 - $13,500[5]** **(6,500 – 10,000 MT/yr)**
Income (EBT) (% FOB sales price)	25%	3.6%	No data*	Avg. = 41%[4] (2010 -2014) (EBITDA)

THE KEY ELEMENTS

1) APRAS Production Cost Edge – Giant Prawn (*M. rosenbergii*)

SIAF Indoor APRAS



FCR = 0.9

Year-round, reliable, consistent production

SIAF RAS


60%
15%
Seed
Feed
Mortality
Gross Profit

FCR = feed fed/weight gain

Asian Outdoor Open Ponds



0.1-0.5 ha
1.5-7.5 mu

FCR = 2.0

Seasonal, unpredictable, variable production

Open Ponds


26%
40%
Seed
Feed
Mortality
Gross Profit

Sino Agro Food

2) SIAF APRAS Strategy – Yield (MT/mu/yr) Maximization


Indoor RAS (24 mu)
(phased growout, partial harvest)
21.6 M seed/cycle
M. rosenbergii
600K (x 36 tanks)
6 gm
3-4 wk
270K (x 72 tanks)
52 MT/c
$
10 gm
3-4 wk
272K (x 48 tanks)
163 MT/c
$
17 gm
3-4 wk
1,280K (x 3 tank)
253 MT/c
$
66 gm
2-3 wk
14 cycles/yr
6,552 MT/yr
10% mortality
2% mortality
2% mortality
1% mortality
105 day cycle
273 MT/mu/yr
114 x's greater yield
Outdoor Open Ponds (216 mu)
(all in/all out)
40% mortality
2.4 MT/mu/yr
21.6 M seed/cycle
L. vannamei
400K (x 54 ponds) @ 150/m²
90-120 day cycle
240K (x 54 ponds)
20 gm
$
518 MT/yr
2 cycles/yr
(4 mu = 2,667 m²)

Sino Agro Food

APRAS & Strategy Footprint


30 ponds
120 mu
2.4 MT/mu/yr
288 MT/yr
1.1 mu

SIAF RAS at 14 cycles/yr vs. Asian 4 mu open ponds at 2 cycles/yr

MegaFarm Footprint

Vietnam 2015 *L. vannamei* production = 300,000 MT


X = Farming Areas
China
South China Sea
Asia
N
Gulf of Tonkin
Hanoi
Laos
Vietnam
Thailand
Lat 18 ° N
600 Kilometers
Cambodia
Ho Chi Minh City
Gulf of Thailand
Mekong Delta
Cambodia
Long An
Long Thap
Tien Giang
Ben Tre
An Giang
Vinh Long
Kien Giang
Can Tho
Tra Vinh
Soc Trang
Bac Lieu
Ca Mau
Mekong Delta Provinces

MegaFarm 2025 = 300,000 MT*



Area is 0.2% of Tra Vinh Province

Nearly all production is concentrated in the Mekong Delta Provinces 9,600,000 acres

Sino Agro Food

***Master Plan theoretical maximum. Operational minimum based on historical production is 130,000+MT/yr**

3) High Niche Market Price – Seafood City, Zhongshan (2016)



罗氏虾（大）
会员价
72.00

Giant prawn
M. rosenbergii

(¥72/市斤 = $22/kg)



明虾
60.00

White shrimp
L. vannamei

(¥60/市斤= $18.50/kg)



店长推介

King Crab
(3-5 kg)

(¥238/市斤 = $73/kg)



东星斑
会员价
368

Large Groupers
(3-5 kg)

(¥368/市斤 = $113/kg)

SIAF = 21st Century Aquaculture

Sustainable
Intelligent
Aqua
Farming

THANK YOU!

Important Notice

Information in this presentation may contain projections and forward looking statements that reflect the Company's current views with respect to future events and financial performance. These views are based on current assumptions which are subject to various risks and which may change over time. No assurance can be given that future events will occur, that projections will be achieved, or that the Company's assumptions are correct. Actual results may differ materially from those projected.

This presentation does not constitute or form part of any opinion on any advice to sell, or any solicitation of any offer to purchase or subscribe for, any shares nor shall it or any part of it nor the fact of its presentation form the basis of, or be relied upon in connection with, any contract or investment decision.